Exhibit 99.77(O)

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

ITEM 77O Exhibits – Transactions Effected Pursuant to Rule 10f-3

Fund Name	Issuer	Date of Purchase	Broker/Dealer Purchased From	Affiliated/Principal Underwriter of Syndicate
Voya Bond Portfolio	BPCE SA	1/13/2014	JPM	ING BANK N.V.
Voya Bond Portfolio	BANK OF AMERICA CORP	1/15/2014	BOA	ING Financial Markets LLC
Voya Bond Portfolio	HSBC HOLDINGS PLC	3/5/2014	HSBC	ING Capital Advisors
Voya Bond Portfolio	HSBC HOLDINGS PLC	3/5/2014	HSBC	ING Capital Advisors
Voya Bond Portfolio	GENERAL ELECTRIC CO	3/6/2014	BARC	Ing Financial Markets LLC
VY Franklin Income Portfolio	WIND ACQUISITION FINANCE SA	4/8/2014	Deutche Bank	ING Bank NV/London
VY Franklin Income Portfolio	CONSOL ENERGY INC	4/10/2014	JP Morgan	ING US Capital Corp
VY Franklin Income Portfolio	ALTICE SA	4/23/2014	Goldman Sachs	ING Bank NV
VY Franklin Income Portfolio	CITIGROUP INC.	4/23/2014	Citibank	ING Financial Markets
VY Franklin Income Portfolio	NUMERICABLE GROUP SA	4/23/2014	JP Morgan	ING Bank NV/London
Voya High Yield Portfolio	WIND ACQUISITION FINANCE SA	4/8/2014	DBSI	ING Bank NV
Voya High Yield Portfolio	EXCO RESOURCES INC	4/11/2014	JPM	ING Financial Markets LLC
Voya High Yield Portfolio	ALTICE SA	4/23/2014	GS	ING Bank NV
Voya High Yield Portfolio	NUMERICABLE GROUP SA	4/23/2014	JPM	ING Bank NV
Voya High Yield Portfolio	NUMERICABLE GROUP SA	4/23/2014	JPM	ING Bank NV
VY JPMorgan Small Cap Core Equity Portfolio	RSP Permian	1/17/2014	Barclays Bank	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	Care.com	1/23/2014	Morgan Stanley and Co LLC	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	Ultragenyx Pharmaceutical	1/31/2014	Morgan Stanley and Co LLC	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	TALMER BANCORP INC - CL A	2/12/2014	Keefe Bruyette and Woods	JPMorgan Securities LLC
VY JPMorgan Small Cap Core Equity Portfolio	Inogen Inc.	2/14/2014	LEERINK SWANN LLC	JPMorgan Securities LLC
VY JPMorgan Small Cap Core Equity Portfolio	Q2 Holdings Inc.	3/20/2014	Stifel Nicolaus and Co	J.P. Morgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	Veeva Systems Inc. - Class A	3/25/2014	Morgan Stanley and Co LLC	J.P. Morgan Securities

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

VY JPMorgan Small Cap Core Equity Portfolio	TriNet Group, Inc.	3/27/2014	Morgan Stanley and Co LLC	J.P. Morgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	Five 9 Inc.	4/4/2014	Barclays Bank Plc	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	La Quinta Holdings Inc.	4/8/2014	Morgan Stanley and Co LLC	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	PayCom Software Inc.	4/15/2014	Barclays Capital Inc.	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	Moelis & Co	4/16/2014	Goldman Sachs and Co NY	JPMorgan Securities Inc.
VY JPMorgan Small Cap Core Equity Portfolio	Trivascular Technologies Inc.	4/16/2014	Credit Suisse Secs (USA)	JPMorgan Securities Inc.
VY MFS Total Return Portfolio	Bank of America	1/15/2014	Merrill Lynch, Pierce, Fenner & Smith Incorporated	ING Financial Markets LLC
VY MFS Total Return Portfolio	HSBC Holdings plc 5.250% Subordinated Notes due 2044	3/5/2014	HSBC Hong Kong	ING Bank N.V. Belgian Branch
VY MFS Utilities Portfolio	Altice SA	1/31/2014	Goldman Sachs & Company	ING Bank NV
VY T. Rowe Price Capital Appreciation Portfolio	CONSOL ENERGY INC 144A	4/10/2014	J.P. Morgan Securities LLC	ING Financial Markets LLC
VY T. Rowe Price International Stock Portfolio	Altice	1/31/2014	Goldman Sachs & Co NY	ING
Voya Total Return Bond Portfolio	WHIRLPOOL CORP	2/20/2014	JPM	ING Financial Markets LLC
Voya Total Return Bond Portfolio	HSBC HOLDINGS PLC	3/5/2014	HSBC	ING Capital Advisors
Voya Total Return Bond Portfolio	HSBC HOLDINGS PLC	3/5/2014	HSBC	ING Capital Advisors
Voya Total Return Bond Portfolio	GENERAL ELECTRIC CO	3/6/2014	BARC	Ing Financial Markets LLC
Voya High Yield Portfolio	ENERGY XXI GULF COAST INC	5/12/2014	CSFB	ING Financial Markets LLC
Voya High Yield Portfolio	CSC HOLDINGS LLC	5/20/2014	CITI	ING Financial Markets LLC
Voya High Yield Portfolio	INMARSAT FINANCE PLC	5/20/2014	CSFB	ING Bank NV
Voya High Yield Portfolio	SANCHEZ ENERGY CORP	6/13/2014	RBC	ING Financial Markets LLC
Voya High Yield Portfolio	MEMORIAL RESOURCE DEVELOPMENT CORP	6/25/2014	CITI	ING Bank NV
Voya Limited Maturity Bond Portfolio	JOHNSON CONTROLS INC	6/10/2014	BOA	ING Financial Markets LLC
Voya Limited Maturity Bond Portfolio	HESS CORP	6/19/2014	MS	ING Financial Markets LLC

Form N-SAR, Item 77

For Voya Investors Trust

(the “Registrant”)

VY Franklin Income Portfolio	SABINE PASS LIQUEFACTION LLC	5/13/2014	RBCO	ING Financial Markets LLC
VY JPMorgan Small Cap Core Equity Portfolio	Parsley Energy, Inc. (PE)	5/23/2014	Credit Suisse Secs (USA) LLC	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	Century Communities, Inc. (CCS)	6/17/2014	FBR Capital Markets and Co.	JPMorgan
VY JPMorgan Small Cap Core Equity Portfolio	Markit Ltd. (MRKT)	6/18/2014	Morgan Stanley and Co LLC	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	ZS Pharma, Inc. (ZSPH)	6/18/2014	Credit Suisse Secs (USA) LLC	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	Imprivata, Inc. (IMPR)	6/25/2014	Piper Jaffray and Company	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	GoPro, Inc. (GPRO)	6/26/2014	Citigroup Global Markets Inc.	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	ServiceMaster Global Holdings, Inc. (SERV)	6/26/2014	Credit Suisse Secs (USA) LLC	JPMorgan Securities
VY JPMorgan Small Cap Core Equity Portfolio	Michaels Companies, Inc. (MIK)	6/27/2014	Goldman Sachs and Co New York	JPMorgan Securities